CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 24, 1995 included in the MDU Resources Group, Inc. Annual Report to Stockholders for 1994. We also consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3, No. 33-46605 and No. 33-66682, and on Form S-8, No. 33-54486, No. 33-53896 and No. 33-53898.




                                /s/ ARTHUR ANDERSEN LLP
                                ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
March 2, 1995

                      CONSENT OF ENGINEER



     We hereby consent to the reference to our estimates dated
January 10 and 31, 1995, appearing in this Annual Report on Form
10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605 and
No. 33-66682, and on Form S-8, No. 33-54486, No. 33-53896 and
No. 33-53898 of MDU Resources Group, Inc. and in the related Prospectuses of the reference to such reports appearing in this Annual Report on Form 10-K.




                                /S/ RALPH E. DAVIS ASSOCIATES, INC.
                                RALPH E. DAVIS ASSOCIATES, INC.




Houston, Texas
March 2, 1995

                      CONSENT OF ENGINEER



     We hereby consent to the reference to our report dated
May 9, 1994, appearing in this Annual Report on Form 10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605 and
No. 33-66682, and on Form S-8, No. 33-54486, No. 33-53896 and
No. 33-53898 of MDU Resources Group, Inc. and in the related Prospectuses of the reference to such report appearing in this Annual Report on Form 10-K.





                           /S/ WEIR INTERNATIONAL MINING CONSULTANTS
                           WEIR INTERNATIONAL MINING CONSULTANTS




Des Plaines, Illinois
March 2, 1995